UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________

FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2025

_______________________________________________________________________________
Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

EZOP Third Amendment and Restatement

On March 20, 2025 (the “Effective Date”), Sunnova EZ-Own Portfolio, LLC (“EZOP”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), entered into that certain Third Amended and Restated Credit Agreement (the “Amended EZOP Credit Agreement”), by and among EZOP, as borrower, Sunnova SLA Management, LLC, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, as seller (“Seller”), Atlas Securitized Products Administration, L.P., as administrative agent (as successor to Atlas Securitized Products Holdings, L.P., the “Administrative Agent”), the lenders and other financial institutions from time to time party thereto (collectively, the “Lenders”), the funding agents from time to time party thereto, Computershare Trust Company, National Association, as the paying agent, and U.S. Bank, National Association, as custodian. The Amended EZOP Credit Agreement amends and restates that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as previously amended, the “Existing EZOP Credit Agreement” and, as further amended by the Amended EZOP Credit Agreement, the “EZOP revolving credit facility”), by and among the parties thereto. Terms used but not defined herein shall have the meanings ascribed thereto in the Amended EZOP Credit Agreement.

The Amended EZOP Credit Agreement amended the Existing EZOP Credit Agreement to, among other things, (i) reduce the Commitments of the Committed Lenders to $0; (ii) remove any obligation of any Lender to make any Advance, other than Advances in such Lender's sole discretion; (iii) remove the ability of EZOP to request any increases to the Aggregate Commitments; (iv) remove the ability of Borrower to request an extension of the Scheduled Commitment Termination Date; (v) modify the payment waterfall to require EZOP to paydown the outstanding principal amount of the outstanding Advances with 100% of the cashflow that would otherwise be available to (a) pay certain fees, expenses, indemnities and other amounts and (b) make distributions by EZOP; (vi) modify the payment waterfall to include the anticipated fees, expenses and indemnities of the Back-Up O&M Manager in advance of the Back-Up O&M Manager's engagement and appointment; (vii) prohibit distributions by EZOP until such time as all Obligations (other than contingent obligations) have been paid in full; (viii) require EZOP on the Effective Date to acquire from the Seller and pledge as additional Collateral (a) Eligible Solar Loans with an aggregate Solar Loan Balance of at least $10.9 million and (b) Solar Loans with an aggregate Solar Loan Balance of at least $50.0 million (in addition to those described in clause (viii)(a)); (ix) extend the anticipated Event of Default deadline to complete one or more Takeout Transactions involving at least 95% of the aggregate Eligible Solar Loans (calculated as of January 20, 2025) from March 21, 2025 to April 21, 2025; (x) add the ability of the Administrative Agent to extend, to a date not later than April 21, 2025, the anticipated Event of Default trigger, with no cure period, related to the failure of EZOP to either (a) cause Sunnova Energy Corporation (the “Parent”) to reorganize its existing servicer and manager business into a bankruptcy-remote business or (b) engage one or more acceptable third-party service providers to provide back-up services to Parent’s existing servicer and manager business; (xi) add an Event of Default, with no cure period, for EZOP’s failure to provide satisfactory evidence that the Parent (or its Affiliate) has paid its approved channel partners for the Eligible Solar Loans (a) in an amount at least equal to 90% of Eligible Dealer Payments within ten (10) Business Days from the Effective Date and (b) in an amount equal to 100% of Eligible Dealer Payments within thirty (30) calendar days of the Effective Date; (xii) (a) add a covenant that requires the Servicer to cooperate with the transition of its responsibilities to a successor servicer or to the back-up servicer and to provide the Administrative Agent with information, financial and other data to allow the Administrative Agent to evaluate and monitor the financial condition of the Parent and its Affiliates, including calculations of financial covenants, liquidity and other financial indicators and (b) add an Event of Default, with a five (5) business day cure period, for a breach of the additional Servicer covenant described in clause (xii)(a); (xiii) add an Event of Default for a breach by the Manager or the Servicer of the Amended EZOP Credit Agreement or any other Transaction Document, subject to a thirty (30) day cure period; (xiv) add certain additional Solar Loan reporting requirements; and (xv) appoint Atlas Securitized Products Administration, L.P. as administrative agent, successor to Atlas Securitized Products Holdings, L.P.

As of the Effective Date, the outstanding principal amount under the EZOP revolving credit facility was approximately $172.0 million. The foregoing description of the Amended EZOP Credit Agreement is qualified in its entirety by reference to the full text of the Amended EZOP Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated into this Item 1.01 by reference.

Item 8.01. Other Events.

Subsequent to entering into the Amended EZOP Credit Agreement, the Company intends to enter into negotiations to amend the terms of the EZOP revolving credit facility, including consummating a take-out transaction with respect to amounts outstanding thereunder or refinancing or restructuring the EZOP revolving credit facility. The Company also intends to continue negotiating the terms and conditions of the EZOP revolving credit facility with the Administrative Agent and lenders, which could include further consents or waivers to provide a longer-term solution to address covenants and available borrowings under the EZOP revolving credit facility. There can be no assurance that the Company will be able to successfully take-out, refinance or restructure the EZOP revolving credit facility or that further consents or waivers will be obtained under the EZOP revolving credit facility.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s ability to successfully take-out, refinance, restructure, the EZOP revolving credit facility or to continue negotiations surrounding the EZOP revolving credit facility and obtain any additional waivers and consents under the EZOP revolving credit facility, any future defaults or events of default thereunder, and in each case the timing and outcome thereof. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to obtain waivers and consents under the EZOP revolving credit facility, and the timing and outcome thereof; the Company’s ability to re-negotiate the terms and conditions of the EZOP revolving credit facility or to successfully restructure or refinance the EZOP revolving credit facility; the Company’s ability to comply with debt covenants or cure any defaults; the Company’s ability to repay its obligations as they become due; and the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1∞
Third Amended and Restated Credit Agreement (SLA), among Sunnova EZ-Own Portfolio, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 7 Holdings, LLC, the Lenders party thereto, the Funding Agents party thereto, Atlas Securitized Products Administration, L.P., as administrative agent, Computershare Trust Company, National Association, as paying agent, and U.S. Bank, National Association, as custodian, dated as of March 20, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document).
__________________
∞    Portions of this exhibit have been omitted in accordance with Items 601(a)(5) and 601(b)(10) of Regulation S-K. We agree to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: March 26, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer